                                                                   EXHIBIT 10.85

                              AMENDMENT TO LEASES



         THIS AMENDMENT TO LEASES ("Amendment") is made this 8th day of September, 1997 between Clear Creek II, L.P. ("Lessor") and Cortech, Inc. ("Lessee").

         WHEREAS, Lessor and Lessee have entered into a Standard Industrial Lease, dated May 14, 1993 for 6840 North Broadway, Suite A through I, Denver, Colorado 80221, containing approximately 15,650 square feet, a Standard Industrial Lease, dated April 10, 1995 pertaining to 6850 North Broadway, Suite D, containing approximately 3,990 square feet, a Standard Industrial Lease, dated October 1, 1993 pertaining to 6850 North Broadway, Suite E, containing approximately 5,070 square feet, a Standard Industrial Lease, dated April 2, 1992 pertaining to 6850 North Broadway, Suites F and G, containing approximately 7,850 square feet, a Standard Industrial Lease, dated January 12, 1994 pertaining to 6860 North Broadway, Suite A, containing 2,751 square feet, a Standard Industrial Lease, dated November 22, 1993 pertaining to 6860 North Broadway, Suite B, containing approximately 2,639 square feet, a Standard Industrial Lease dated April 1, 1993 pertaining to 6860 North Broadway, Suite C and D, containing approximately 5,700 square feet, a Standard Industrial Lease, dated January 5, 1994 pertaining to 6870 North Broadway, Suites K through M, containing approximately 4,870 square feet, a Standard Industrial Lease, dated March 5, 1993 pertaining to 6880 North Broadway, Suites A through C and H through L, containing approximately 11,975 square feet, and a Standard Industrial Lease, dated April 2, 1992 pertaining to 6880 North Broadway, Suites D through G, containing approximately 5, 570 square feet (the foregoing Standard Industrial Leases, and all addenda, amendments and other modifications thereto, shall be individually referred to as "Lease" and collectively referred to as the "Leases", to which reference should be made for all terms not otherwise herein defined); and

         WHEREAS, Lessor and Lessee desire to amend the Leases to provide for the current status of the Term of Leases and the option to further extend the Leases, as more fully herein set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.      6840 North Broadway.

                 (a) Lessor and Lessee acknowledge that the Term of the Lease for 6840 North Broadway shall end on May 31, 1999. The Base Rent is currently $9,578.00 per month (based upon $7.34 per square foot per year) through May 31, 1998, and shall be $9,913.22 per month (based upon $7.60 per square foot per year) from June 1, 1998 to May 31, 1999.

                 (b) Lessee shall have the option to extend the Term of the Lease for 6840 North Broadway for one (1) additional period of two (2) years (June 1, 1999 to May 31, 2001) and one (1) additional period of three (3) years (June 1, 2001 to May 31, 2004) by providing written notice thereof at least one hundred and eighty (180) days prior to the commencement thereof. If Lessee exercises such option, the Term of the Lease shall be extended upon the same terms and conditions, except that the Base Rent shall be at the Market Rate (as hereinafter defined).

         2.      6850 North Broadway.

                 (a) Lessor and Lessee acknowledge that the Term of the Leases for 6850 North Broadway shall end on December 31, 1997. The Base Rent is currently $8,557.19 per month (based upon $6.07 per square foot per year) through December 31, 1997.

                 (b) Lessee and Lessor acknowledge that Lessee is currently entitled to extend the Term of Leases for 6850 North Broadway for two
(2) additional periods of one (1) year each (January 1, 1998 to December 31, 1998 and January 1, 1999 to December 31, 1999) with an increase in the Base Rent of three and one-half percent (3.5%) from the Base Rent payable during the calendar month immediately preceding the commencement of each such option, as provided in the Leases. In addition, Lessee shall have the option to extend the Term of the Leases for 6850 North Broadway for one (1) additional period of two (2) years (January 1, 2000 to December 31, 2001) and one (1) additional period of three (3) years (January 1, 2002 to December 31, 2004) by providing written notice thereof at least one hundred and eighty (180) days prior to the commencement thereof. If Lessee exercises such option, the Term of the Leases shall be extended upon the same terms and conditions, except that the Base Rent shall be at the Market Rate.

         3.      6860 North Broadway.

                 (a) Lessor and Lessee acknowledge that the Term of the Leases for 6860 North Broadway shall end on April 30, 1999. The Base Rent is currently $5,971.15 per month (based upon $6.46 per square foot per year) through April 30, 1998 and shall be $6,180.14 per month (based upon $6.69 per square foot per year) from May 1, 1998 to April 30, 1999.

                 (b) Lessee shall have the option to extend the Term of the Leases for 6860 North Broadway for one (1) additional period of two (2) years (May 1, 1999 to May 1, 2001) and one (1) additional period of three (3) years (May 31, 2001 to April 30, 2004) by providing written notice thereof at least one hundred and eighty (180) days prior to the commencement thereof. If Lessee exercises such option, the Term of the Leases shall be extended upon the same terms and conditions, except that the Base Rent shall be at the Market Rate.

         4.      6870 North Broadway.

                 (a) Lessor and Lessee acknowledge that the Term of the Lease for 6870 North Broadway shall end on December 31, 1997. The Base Rent is currently $2,578.25 per month (based upon $6.35 per square foot per year) through December 31, 1997.

                 (b) Lessee and Lessor acknowledge that Lessee is currently entitled to extend the Term of Leases for 6870 North Broadway for two
(2) additional periods of one (1) year each (January 1, 1998 to December 31, 1998 and January 1, 1999 to December 31, 1999), as provided in the Leases. The Base Rent for 1998 shall be $2,668.49 per month (based on $6.78 per square foot per year) and the Base Rent for 1999 shall be $2,840.83 per month (based on $7.00 per square foot per year). In addition, Lessee shall have the option to extend the Term of the Leases for 6870 North Broadway for one (1) additional period of two (2) years (January 1, 2000 to December 31, 2001) and one (1) additional period of three (3) years (January 1, 2002 to December 31, 2004) by providing written notice thereof at least one hundred and eighty (180) days prior to the commencement thereof. If Lessee exercises such option, the Term of the Lease shall be extended upon the same terms and conditions, except that the Base Rent shall be at the Market Rate.

         5.      6880 North Broadway, Suites A-C and H-L.

                 (a) Lessor and Lessee acknowledge that the Term of the Lease for 6880 North Broadway, Suites A-C and H-L, shall end on December 31, 1997. The Base Rent is currently $6,454.62 per month (based upon $6.47 per square foot per year) through December 31, 1997.

                 (b) Lessor and Lessee acknowledge that Lessee is currently entitled to extend the Term of the Lease for 6880 North Broadway, Suites A-C and H-L, for one additional period of one (1) year (January 1, 1998 to December 31, 1998), as provided in the Leases. The Base Rent for 1998 shall be $6,676.06 per month (based upon $6.69 per square foot per year). Lessee shall have the option to extend the Term of the Lease for 6880 North Broadway, Suites A-C and H-L, for one (1) additional period of two (2) years (January 1, 1999 to December 31, 2000) and one (1) additional period of three (3) years (January 1, 2001 to December 31, 2003) by providing written notice thereof at least one hundred and eighty (180) days prior to the commencement thereof. If Lessee exercises the Renewal Option, the Term of the Lease shall be extended upon the same terms and conditions, except that the Base Rent shall be at the Market Rate.

         6.      6880 North Broadway, Suites D-G.

                 (a) Lessor and Lessee acknowledge that the Term of the Leases for 6880 North Broadway, Suites D-G, shall end on December 31, 1997. The Base Rent shall be $2,701.97 per month (based upon $5.82 per square foot per year) through December 31, 1997.

                 (b) Lessee and Lessor acknowledge that Lessee is currently entitled to extend the Term of Leases for 6880 North Broadway, Suites D-G, for two (2) additional periods of one (1) year each (January 1, 1998 to December 31, 1998 and January 1, 1999 to December 31, 1999) as provided in the Lease. The Base Rent for 1998 shall be $3,017.08 per month (based on $6.50 per square foot per year) and the Base Rent for 1999 shall be $3,249.17 per month (based on $7.00 per square foot per year). In addition, Lessee shall have the option to extend the Term of the Leases for 6880 North Broadway, Suites D-G, for one (1) additional period of two (2) years (January 1, 2000 to December 31, 2001) and one (1) additional period of three (3) years (January 1, 2002 to December 31, 2004) by providing written notice thereof at least one hundred and eighty (180) days prior to the commencement thereof. If Lessee exercises such option, the Term of the Lease shall be extended upon the same terms and conditions, except that the Base Rent shall be at the Market Rate.

         7. Market Rate. The term "Market Rate" means the rate at which Lessor under no compulsion to lease the Demised Premises and a tenant under no compulsion to lease the Premises would determine as the rental for the respective option term, as of the commencement thereof, taking into consideration the uses permitted under the Lease, the quality, size, location and condition of the Demised Premises (without considering any alterations or installations made by Lessee), the rent for comparable space in the metropolitan Denver area, and that no leasehold improvements or brokerage commissions shall be required to be paid by Lessor in connection therewith. If Lessor and Lessee are unable to agree upon the Market Rate, then the Market Rate shall be determined by an appraiser mutually agreed upon by Lessor and Lessee. If Lessor and Lessee are unable to select an appraiser, Lessor and Lessee shall each select one appraiser and the two appraisers shall select a third appraiser to complete the panel of appraisers, and the Market Rate shall be the average of all three appraisals.

         8.      Options.  Section 39.2 of the Leases is hereby deleted.

         9. Force and Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. As herein modified, the Leases shall remain in full force and effect in accordance with the terms and conditions thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                                   LESSEE:

                                                   CORTECH, INC.


                                                   By: /s/ Joseph L. Turner
                                                      ----------------------
                                                   Name: Joseph L. Turner
                                                        ------------------
                                                   Title: CFO
                                                         -----

                                                   LESSOR:

                                                   CLEAR CREEK II, L.P.

                                                   By: /s/ Richard S. Robinson
                                                      -------------------------
                                                   Name: Richard S. Robinson
                                                        ---------------------
                                                   Title: Senior Vice President
                                                         -----------------------

                              ADDENDUM A TO LEASE


         This Addendum A to lease (the "Lease") between CLEAR CREEK II, L.P. as Lessor and CORTECH, INC. as Lessee covering the premises known as 6870 N. Broadway, Suites K, L & M (4,870 square feet), Denver, Colorado 80221.

         This Addendum is hereby made a part of and incorporated in the Lease dated January 5, 1994. The Lease is hereby amended and modified as provided below:

         1. Lessor and Lessee agree to extend the term of this Lease from March 15, 1996 to December 31, 1997.

         2. Lessor and Lessee agree to the following rent schedule over the Lease term:

                    3/15/96 - 3/14/97 - $2,491.06 per month
                    3/15/97 - 12/31/97- $2,578.25 per month

         3. Lessor and Lessee agree all other terms and conditions of the original Lease dated January 5, 1994 shall remain in full force and effect.


                 CLEAR CREEK II, L.P.                CORTECH, INC.


                 By /s/ Richard S. Robinson          By/s/ Joseph L. Turner
                   -------------------------           ---------------------
                   Richard S. Robinson                 Joseph L. Turner
                   Senior Vice President               Vice President,
                                                       Finance & Administration

                 Executed on  3/28/96                Executed on 3/25/96
                             ---------                           --------

                              ADDENDUM A TO LEASES


         This Addendum A to leases (the "Leases") between CLEAR CREEK II, L.P. as Lessor and CORTECH, INC. as Lessee covering the premises known as 6860 N. Broadway, Suites A, B, C & D (11,090 square feet), Denver, Colorado 80221.

         This Addendum is hereby made a part of and incorporated in the Leases dated April 1, 1993, November 22, 1993 and January 12, 1994. The Leases are hereby amended and modified as provided below:

         1. Lessor and Lessee agree to extend the term of these Leases from May 1, 1996 to April 30, 1999.

         2. Lessor and Lessee agree to the following rent schedule over the Lease term:

                     5/1/96 - 4/30/97 - $5,769.23 per month
                     5/1/97 - 4/30/98 - $5,971.15 per month
                     5/1/98 - 4/30/99 - $6,180.14  per month

                 Each year reflects a 3.5% upward rental adjustment.

         3. Lessor and Lessee agree all other terms and conditions of the original Leases shall remain in full force and effect.


                 CLEAR CREEK II, L.P.             CORTECH, INC.


                 By /s/ Richard S. Robinson       By/s/ Joseph L. Turner
                   -------------------------        ---------------------
                   Richard S. Robinson              Joseph L. Turner
                   Senior Vice President            Vice President,
                                                    Finance & Administration

                 Executed on  3/28/96             Executed on 3/25/96
                             ---------                        --------

                              ADDENDUM B TO LEASES


         This Addendum B to leases (the "Leases") between CLEAR CREEK II, L.P. as Lessor and CORTECH, INC. as Lessee covering the premises known as 6850 N. Broadway, Suites D, E, F & G (16,910 square feet), Denver, Colorado 80221.

         This Addendum is hereby made a part of and incorporated in the Leases dated April 2, 1992, October 1, 1993 and April 10, 1995. The Leases are hereby amended and modified as provided below:

         1. Lessor and Lessee agree to extend the term of these Leases from January 1, 1997 to December 31, 1997.

         2. Lessor and Lessee agree to the following rent schedule over the Lease term:

                    1/1/97 - 12/31/97 - $8,557.19 per month

         3. Lessor and Lessee agree all other terms and conditions of the original Leases shall remain in full force and effect.


                 CLEAR CREEK II, L.P.             CORTECH, INC.


                 By /s/ Richard S. Robinson       By/s/ Joseph L. Turner
                   -------------------------        ---------------------
                   Richard S. Robinson              Joseph L. Turner
                   Senior Vice President            Vice President,
                                                    Finance & Administration

                 Executed on  3/28/96             Executed on 3/25/96
                             ---------                        --------

                              ADDENDUM A TO LEASE


         This Addendum A to lease (the "Lease") between CLEAR CREEK II, L.P. (formerly Lyon Stewart Associates) as Lessor and CORTECH, INC. as Lessee covering the premises known as 6840 N. Broadway, Suites A through I (15,650 square feet), Denver, Colorado 80221.

         This Addendum is hereby made a part of and incorporated in the Lease dated May 14, 1993. The Lease is hereby amended and modified as provided below:

         1. Lessor and Lessee agree to extend the term of this Lease from June 1, 1996 to May 31, 1999.

         2. Lessor and Lessee agree to the following rent schedule over the Lease term:

                     6/1/96 - 5/31/97 - $9,254.10 per month
                     6/1/97 - 5/31/98 - $9,578.00 per month
                     6/1/98 - 5/31/99 - $9,913.22 per month

                 Each year reflects a 3.5% upward rental adjustment.

         3. Lessor and Lessee agree all other terms and conditions of the original Lease dated May 14, 1993 shall remain in full force and effect.


                 CLEAR CREEK II, L.P.            CORTECH, INC.


                 By /s/ Richard S. Robinson      By/s/ Joseph L. Turner
                   -------------------------       ---------------------
                   Richard S. Robinson             Joseph L. Turner
                   Senior Vice President           Vice President,
                                                   Finance & Administration

                 Executed on  3/28/96            Executed on 3/25/96
                             ---------                       --------

                              ADDENDUM A TO LEASE


         This Addendum A to lease (the "Lease") between CLEAR CREEK II, L.P. as Lessor and CORTECH, INC. as Lessee covering the premises known as 6880 N. Broadway, Suites A, B, C, H, I, J, K & L (11,975 square feet), Denver, Colorado 80221.

         This Addendum is hereby made a part of and incorporated in the Lease dated March 5, 1993. The Lease is hereby amended and modified as provided below:

         1. Lessor and Lessee agree to extend the term of this Lease from March 15, 1996 to December 31, 1997.

         2. Lessor and Lessee agree to the following rent schedule over the Lease term:

                    3/15/96 - 3/14/97 - $6,236.35 per month
                    3/15/97 - 12/31/97 - $6,454.62 per month

         3. Lessor and Lessee agree all other terms and conditions of the original Lease dated March 5, 1993 shall remain in full force and effect.


                 CLEAR CREEK II, L.P.              CORTECH, INC.


                 By /s/ Richard S. Robinson        By/s/ Joseph L. Turner
                   -------------------------         ---------------------
                   Richard S. Robinson               Joseph L. Turner
                   Senior Vice President             Vice President,
                                                     Finance & Administration

                 Executed on  3/28/96              Executed on 3/25/96
                             ---------                         --------

                              ADDENDUM B TO LEASE


         This Addendum B to lease (the "Lease") between CLEAR CREEK II, L.P. as Lessor and CORTECH, INC. as Lessee covering the premises known as 6880 N. Broadway, Suites D, E, F & G (5,570 square feet), Denver, Colorado 80221.

         This Addendum is hereby made a part of and incorporated in the Lease dated April 2, 1992. The Lease is hereby amended and modified as provided below:

         1. Lessor and Lessee agree to extend the term of this Lease from January 1, 1997 to December 31, 1997.

         2.      Lessor and Lessee agree to a gross monthly rental of $2,701.97.

         3. Lessor and Lessee agree all other terms and conditions of the original Lease dated April 2, 1992 shall remain in full force and effect.

                 CLEAR CREEK II, L.P.              CORTECH, INC.


                 By /s/ Richard S. Robinson        By/s/ Joseph L. Turner
                   -------------------------         ---------------------
                   Richard S. Robinson               Joseph L. Turner
                   Senior Vice President             Vice President,
                                                     Finance & Administration

                 Executed on  3/28/96              Executed on 3/25/96
                             ---------                         --------

                              ADDENDUM A TO LEASE


         This Addendum A to lease (the "Lease") between CLEAR CREEK II, L.P. (formerly Lyon Stewart Associates) as Lessor and CORTECH, INC. as Lessee covering the premises known as 6880 N. Broadway, Suites D, E, F & G (5,570 sq. ft.) Denver, Colorado 80221.

         This Addendum is hereby made a part of and incorporated in the Lease dated April 2, 1992. The Lease is hereby amended and modified as provided below:

         1. Lessor and Lessee agree to extend the term of this Lease from October 1, 1995 to December 31, 1996.

         2.      Lessor and Lessee agree to a gross monthly rental of $2,610.60.

         3. Lessor and Lessee agree all other terms and conditions of the Lease dated April 2, 1992 shall remain in full force and effect.


                 CLEAR CREEK II, L.P.             CORTECH, INC.


                 By /s/ Richard S. Robinson       By/s/ Joseph L. Turner
                   -------------------------        ---------------------
                   Richard S. Robinson              Joseph L. Turner
                   Senior Vice President            Vice President,
                                                    Finance & Administration

                 Executed on  2/9/96              Executed on 2/21/96
                             --------                         --------





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